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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

                              ____________________

                                    FORM 8-K

                                 CURRENT REPORT
                       PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934


       Date of Report (Date of Earliest Event Reported): October 12, 2005


                                VCA ANTECH, INC.
             (Exact Name of Registrant as Specified in its Charter)


          Delaware                     001-16783                  95-4097995
(State or Other Jurisdiction          (Commission               (IRS Employer
     of Incorporation)                File Number)           Identification No.)


                          12401 West Olympic Boulevard
                       Los Angeles, California 90064-1022
               (Address of Principal Executive Offices, Zip Code)

                                 (310) 571-6500
              (Registrant's Telephone Number, Including Area Code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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ITEM 1.01 ENTRY INTO MATERIAL DEFINITIVE AGREEMENT

BASE SALARIES OF EXECUTIVE OFFICERS
-----------------------------------

     On October 12, 2005, the Compensation Committee of the Board of Directors of VCA Antech, Inc., which we refer to as the Company, completed its annual performance and compensation review of the Company's executive officers and approved annual base salaries which are effective as of October 1, 2005. The last adjustment to the base salaries of the executive officers was effective January 1, 2004. The Compensation Committee determined that in the future it generally will conduct its annual performance and compensation review of the Company's executive officers in June of each year, with any adjustments to base salary to be effective July 1st of that year.

     The following are the base salaries for the executive officers of the Company effective as of October 1, 2005.

        Name                                       Title                                    Base Salary
  Robert L. Antin (1)                    Chairman, President &                                $562,432
                                         Chief Executive Officer

  Arthur J. Antin (1)                    Chief Operating Officer &                            $495,000
                                         Senior Vice President

  Tomas W. Fuller (1)                    Chief Financial Officer,                             $340,000
                                         Vice President & Secretary

  Neil Tauber                            Senior Vice President                                $340,000

  Dawn Olsen                             Principal Accounting Officer,                        $215,000
                                         Vice President & Controller

(1) Please refer to the employment agreements of these executive officers, each of which has been filed with the Securities and Exchange Commission, for the other terms and conditions of their employment.

ADOPTION OF A DISCRETIONARY CASH BONUS PROGRAM
----------------------------------------------

     On October 12, 2005, the Compensation Committee adopted a discretionary cash bonus program for fiscal 2005. Each of our executive officers is eligible to participate in the program. Under the program, subject to the provisions of the employment agreements with our executive officers, the Compensation Committee may award annual cash bonuses in amounts as shall be determined in its sole discretion. The Compensation Committee may take into account any criteria that it deems relevant to assessing the performance and contributions of the executive officers, including revenue, market share, earnings per share, income from operations, earning before interest, taxes, depreciation, and amortization (EBITDA), Adjusted EBITDA (adjusted to exclude certain significant items as determined in the sole discretion of the Compensation Committee), net income, net income per common share, the price of the Company's common stock, shareholder return, return on equity, return on investment, return on capital and the performance of the executive officer in the discharge of that officer's particular duties.

ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS.

(d)  Exhibits

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EXHIBIT NO.       DESCRIPTION
-----------       -----------

10.1              VCA Antech, Inc. Summary of Executive Officers' Compensation





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                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



October 12, 2005                   VCA ANTECH, INC.




                                   By: /s/ Robert L. Antin
                                       -----------------------------------------
                                       Name:  Robert L. Antin
                                       Title: Chief Executive Officer